Exhibit 99.1
Green Dot Corp. Announces Strategic Transactions with Smith Ventures and CommerceOne Financial Corp.

•	Smith Ventures to Acquire and Privatize Green Dot Corp.’s Non-Bank Assets and Operations, to be Run as an Independent Fintech and Embedded Finance Company
•	CommerceOne to Acquire Green Dot Bank and Form a Publicly Traded Bank Holding Company that Serves as Fintech’s Exclusive Issuing Bank
•	Strategic Transactions Unlock Innovation, Diversification and Growth Opportunities for Each Company

PROVO, Utah and BIRMINGHAM, Ala. – Nov. 24, 2025 – Green Dot Corporation (NYSE: GDOT) today announced it has entered into agreements to be acquired by Smith Ventures and CommerceOne Financial Corporation. Smith Ventures will acquire and privatize Green Dot’s non-bank financial technology business assets and operations, which will continue running as an independent and growth-focused fintech and embedded finance company. Additionally, CommerceOne will acquire Green Dot Bank and its associated assets and operations, and together, they will become a new publicly traded bank holding company that serves as the fintech’s exclusive issuing bank.

Under the terms of the transactions:
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Upon completion of the acquisition, each share of Green Dot will be exchanged for $8.11 in cash and 0.2215 shares of the new publicly traded bank holding company that will own CommerceOne’s existing business, including CommerceOne Bank and Green Dot Bank. Former Green Dot shareholders will own approximately 72% of the new publicly traded bank holding company, and former CommerceOne shareholders will own approximately 28% of the company.

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Smith Ventures will acquire Green Dot’s non-bank financial technology business assets and operations from CommerceOne for $690 million in an all-cash transaction. Of that purchase price, $470 million will be distributed to Green Dot shareholders, while $155 million will be invested into the bank to provide additional regulatory capital and liquidity. Approximately $65 million will be used to pay off current indebtedness.

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The fintech and the combined bank holding company will enter into a seven-year commercial relationship pursuant to which the bank holding company will serve as the exclusive bank sponsor for the fintech’s digital banking and embedded finance platform, with opportunity to grow market share and serve as sponsor bank to other partners going forward.

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The implied value to shareholders of Green Dot is estimated to be approximately $14.23  - $19.18 per share (including $8.11 per share in cash) based on an assumed tangible book value multiple of approximately 1.00x-1.80x applied to the combined bank tangible book value at closing. The implied aggregate value is estimated to be $825mm  - $1.1bn (including $470mm in cash).(1)

Founded in 2017, Smith Ventures specializes in identifying, strategically investing in and growing high-potential businesses. With deep expertise across financial services and consumer technology, the company has a proven track record of success in driving long-term growth and delivering exceptional customer experiences.

“This is a pivotal step for Green Dot and CommerceOne, bringing together a world-class embedded finance leader and a well-capitalized, trusted bank,” said Bill Smith, CEO of Smith Ventures and a founding member of CommerceOne Financial’s board of directors. “With these transactions, we will drive sustainable value creation for all stakeholders. Combining Green Dot’s payments expertise and CommerceOne’s financial strength, we will be well-positioned to deliver exceptional experiences for customers, partners and employees.”

Founded in 2018, CommerceOne Financial is the parent company of CommerceOne Bank, which combines relationship-driven banking with modern technology to meet the needs of commercial and private clients across the Southeast. The Bank focuses on strategic growth, maintaining strong asset quality and operational efficiency while expanding its market presence and product offerings.

Kenneth Till, CEO of CommerceOne Financial Corp., added: “I believe this is an ideal complement to CommerceOne’s value proposition and vision for our future, which are centered on trust and exceptional client experiences – critical components to building a diversified, sustainable, growth-enabled banking model. We also look forward to expanding our talent base and becoming the exclusive issuing bank for the fintech, a business we believe holds significant, mutually beneficial growth and expansion opportunities.”

William I. Jacobs, Chairman of the Board and Interim CEO of Green Dot, added: “This marks an exciting milestone for Green Dot and presents tremendous opportunity for the business and its shareholders, customers and employees. Through these transactions, management can focus on unlocking and maximizing the potential of the fintech business and take a more focused approach to reinforcing, sustaining and growing the bank. We look forward to sharing more on our plans and progress in the near future.”

Strategic Rationale to Acquire and Privatize Green Dot’s Fintech Business
•	Smith Ventures LLC will streamline the Green Dot non-bank businesses into a highly efficient embedded finance company.
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Along with Green Dot’s leading technology platform and compelling customer base, Smith Ventures will benefit from the experience and talents of the financial technology company’s existing human capital.

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Separating from the bank creates additional opportunities for the embedded finance company while the long-term commercial relationship with CommerceOne preserves the company’s ability to serve its customers effectively.

Strategic Rationale for CommerceOne’s Merger with Green Dot Bank
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This transaction unlocks a leading sponsor banking platform supporting Green Dot’s current expansive fintech and embedded finance business, with opportunity to increase market share as a trusted sponsor bank to other partners going forward.

•	The pairing joins Green Dot Bank’s highly efficient deposit-gathering platform with CommerceOne Bank’s robust asset generation capabilities.

•	The long-term exclusive commercial agreement with the embedded finance company preserves significant future growth potential for Green Dot’s shareholders.
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The combined company will have a more diversified revenue mix, an enhanced infrastructure and compliance profile, and an improved capital position to unlock growth and product development opportunities.

The transactions will occur concurrently and are subject to the receipt of required shareholder and regulatory approvals and other customary closing conditions. They are expected to close in the second quarter of 2026.

Teleconference / Webcast Information
Senior management will host a conference call to discuss the acquisition on Monday, Nov. 24, 2025 at 8:30 a.m. ET to discuss the strategic and financial implications of the transaction. Participants can register for the conference at https://dpregister.com/sreg/10204696/1006aa79b98 or may join by phone by dialing (844) 746-0740. Participants should ask to join the Green Dot call. The call, along with slides, may be accessed via a live internet webcast at the Investor Relations section of our website: https://ir.greendot.com.

There are no changes or impacts to Green Dot or Green Dot-related products or services as a result of this announcement, and customers can continue to use their products and services as normal. Any pending changes or updates will be communicated with our customers proactively.

These strategic transactions are the result of the strategic review announced in March 2025. The strategic review process evaluated a range of alternatives which included, but was not limited to, the potential sale of certain business lines/segments and Green Dot as a whole. Green Dot engaged with a broad group of interested parties, including both strategics and financial sponsors across financial technology, banking and consumer finance. Green Dot believes that the strategic transactions announced today represent an attractive opportunity to enhance value for Green Dot shareholders.

Advisors
Citi is serving as exclusive financial advisor to Green Dot Corporation and Wachtell, Lipton, Rosen & Katz is serving as legal advisor.

Stephens Inc. and Performance Trust Capital Partners LLC are serving as exclusive financial advisors to Smith Ventures LLC and CommerceOne Financial Corp., respectively. King & Spalding LLP is serving as legal counsel to Smith Ventures.  Sullivan & Cromwell LLP is serving as legal counsel to CommerceOne.

Additionally, Alvarez & Marsal provided consulting services to Smith Ventures. EY Parthenon and Cornerstone Advisors provided consulting services to CommerceOne.

Smith Ventures has partnered with TPG Credit, who provided a debt financing commitment.

About Green Dot
Green Dot Corporation (NYSE: GDOT) is a financial technology platform and registered bank holding company that builds banking and payment solutions to create value, retain and reward customers, and accelerate growth for businesses of all sizes. For more than two decades, Green Dot has delivered financial tools and services that address the most pressing financial needs of consumers and businesses, and that transform the way people and businesses manage and move money.

Green Dot delivers a broad spectrum of financial products to consumers and businesses through its portfolio of brands, including: GO2bank, a leading digital and mobile bank account offering simple, secure and useful banking for Americans living paycheck to paycheck; the Green Dot Network (“GDN”) of more than 90,000 retail distribution and cash access locations nationwide; Arc by Green Dot, the single-source embedded finance platform combining all of Green Dot’s secure banking and money processing capabilities to power businesses at all stages of growth; rapid! wage and disbursements solutions, providing pay card and earned wage access services to more than 7,000 businesses and their employees; and Santa Barbara Tax Products Group (“SBTPG”), the company’s tax division, which processes more than 14 million tax refunds annually.

Founded in 1999, Green Dot has managed more than 80 million accounts to date both directly and through its partners. Green Dot Bank2 is a subsidiary of Green Dot Corporation and member of the FDIC. For more information about Green Dot’s products and services, please visit www.greendot.com.

About Smith Ventures
Smith Ventures is a Birmingham, Alabama-based private equity firm specializing in growth equity and control buyouts of technology companies. The firm targets high-potential businesses in financial services and consumer tech, applying its team’s entrepreneurial mindset and operational expertise to drive sustainable value creation. Smith Ventures is dedicated to fostering exceptional customer experiences throughout its portfolio.

Founded in 2017 by serial entrepreneur Bill Smith, the firm builds on Smith’s track record of founding and scaling successful ventures, including Landing, CommerceOne Bank, Shipt, and Insight Card Services. For more information, visit https://www.smithventures.com

About CommerceOne Financial Corporation
CommerceOne Financial Corporation is the parent company of CommerceOne Bank, a full-service commercial and private bank headquartered in Birmingham, Alabama. Established in 2022, the holding company supports the Bank’s mission to deliver long-term shareholder value through disciplined growth, sound risk management, and a commitment to exceptional client service.

Founded in 2018 as a community bank, CommerceOne Bank combines relationship-driven banking with modern technology to meet the needs of commercial and private clients across the Southeast. The Bank focuses on strategic growth, maintaining strong asset quality and operational efficiency while expanding its market presence and product offerings.

CommerceOne Financial Corporation remains focused on building a premier financial institution defined by integrity, performance, and a relentless commitment to its clients, communities, and shareholders. For more information, visit https://www.commerceonebank.com

Forward-Looking Statements

This communication contains statements that constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are statements that could be deemed to be forward-looking statements. These forward-looking statements include, but are not limited to, certain plans, expectations, goals, projections, and statements about the benefits or costs of the proposed transaction, the plans, objectives, expectations and intentions of  Green Dot Corporation (“Green Dot”), CommerceOne Financial Corporation (“CommerceOne”), and affiliates of Smith Ventures LLC (“Smith Ventures”), including future financial and operating results (including the anticipated impact of the proposed transactions), statements related to the expected timing of the completion of the proposed transactions, the plans, objectives, expectations and intentions of Compass Sub North, Inc. (to be renamed “CommerceOne Financial Corporation” as part of the proposed transactions) following the consummation of the proposed transactions (the “combined company” or “New CommerceOne”) described herein, and other statements that are not historical facts.  You can identify these forward-looking statements through the use of words such as “expects,” “anticipates,” “targets,” “goals,” “projects,” “predicts,” “forecasts,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “endeavors,” “strives,” “may” and “assumes,” variations of such words and similar expressions of the future or otherwise regarding the outlook for Green Dot’s, CommerceOne’s or the combined company’s future businesses and financial performance and/or the performance of the banking industry and economy in general.

Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Green Dot, CommerceOne or the combined company to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Green Dot or CommerceOne and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements.  A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this communication. Many of these factors are beyond Green Dot’s, CommerceOne’s or the combined company’s ability to control or predict, and there is no assurance that any list of risks and uncertainties or risk factors is complete.  These factors include, among others, (1) the risk that the cost savings and synergies from the proposed transaction may not be fully realized or may take longer than anticipated to be realized, (2) disruption to Green Dot’s business and to CommerceOne’s business as a result of the announcement and pendency of the proposed transaction, (3) the risk that the integration of Green Dot’s and CommerceOne’s respective businesses and operations, or the separation of Green Dot’s non-bank fintech businesses from Green Dot Bank, will be materially delayed or will be more costly or difficult than expected, including as a result of unexpected factors or events, (4) the failure to satisfy the conditions to the closing of the transactions among Green Dot, CommerceOne and Smith Ventures, including the failure to obtain the necessary approvals by the stockholders of Green Dot or CommerceOne, (5) the amount of the costs, fees, expenses and charges related to the transactions, (6) the ability by each of Green Dot, CommerceOne and Smith Ventures to obtain required governmental approvals of the proposed transactions on the timeline expected, or at all, and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company after the closing of the proposed transaction or adversely affect the expected benefits of the proposed transactions, (7) reputational risk and the reaction of Green Dot’s or CommerceOne’s customers, suppliers, employees or other business partners to the proposed transactions, (8) challenges retaining or hiring key personnel following the proposed transactions, (9) any unexpected delay in closing the proposed transactions or the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement or Separation Agreement, (10) the dilution caused by the issuance of shares of the combined company’s common stock in the transaction, (11) the possibility that the proposed transactions may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (12) risks related to management and oversight of the business and operations of the combined company and the separation of Green Dot’s non-bank fintech business from Green Dot Bank and the combined company, (13) the possibility the combined company is subject to additional regulatory requirements or consent orders as a result of the proposed transactions, (14) the outcome of any legal or regulatory proceedings or governmental inquiries or investigations that may be currently pending or later instituted against Green Dot, CommerceOne or the combined company, and (15) general competitive, economic, political, regulatory and market conditions and other factors that may affect future results of Green Dot, CommerceOne and the combined company, including changes in asset quality and credit risk; the inability to sustain or achieve revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; the ability to raise or  maintain liquidity, funding, and capital; the impact, extent and timing of technological changes; capital management activities; fraudulent or other illegal activity involving the products and services of Green Dot, CommerceOne or the combined company; cybersecurity risks, including cyber-attacks or security breaches; and fluctuations in operating results. Additional factors which could affect future results of Green Dot can be found in Green Dot’s filings with the Securities and Exchange Commission (the “SEC”), including in Green Dot’s Annual Report on Form 10-K for the year ended December 31, 2024, under the captions “Forward-Looking Statements” and “Risk Factors,” and Green Dot’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. Green Dot, CommerceOne and Smith Ventures do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

Important Information About the Transaction and Where to Find It

New CommerceOne intends to file a registration statement on Form S-4 with the SEC to register the shares of New CommerceOne common stock that will be issued to CommerceOne stockholders and Green Dot stockholders in connection with the proposed transactions.  The registration statement will include a joint proxy statement of Green Dot and CommerceOne that also constitutes a prospectus of New CommerceOne.  The definitive joint proxy statement/prospectus will be sent to the stockholders of each of Green Dot and CommerceOne in connection with the proposed transactions.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS WHEN THEY BECOME AVAILABLE (AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTIONS OR INCORPORATED BY REFERENCE INTO THE JOINT PROXY STATEMENT/PROSPECTUS) BECAUSE SUCH DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED TRANSACTIONS AND RELATED MATTERS.  Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by Green Dot or New CommerceOne through the website maintained by the SEC at http://www.sec.gov. Documents filed with the SEC by Green Dot will also be available free of charge by contacting the investor relations department of Green Dot at IR@greendot.com or by accessing the “Investor Relations” page of Green Dot’s website at https://ir.greendot.com/financial-information/sec-filings.

Before making any voting or investment decision, investors and security holders of Green Dot and CommerceOne are urged to read carefully the entire registration statement and joint proxy statement/prospectus when they become available, including any amendments thereto, because they will contain important information about the proposed transactions.  Free copies of these documents may be obtained as described above.

Participants in Solicitation

Green Dot and CommerceOne and certain of their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Green Dot’s stockholders in respect of the proposed transactions under the rules of the SEC. Information regarding Green Dot’s directors and executive officers is available in Green Dot’s proxy statement for its 2025 annual meeting of stockholders, filed with the SEC on April 11, 2025 (and available at https://www.sec.gov/Archives/edgar/data/1386278/000138627825000020/gdot-20250411.htm) (the “Green Dot 2025 Proxy”), under the headings “Corporate Governance and Director Independence,” “Proposal No. 1 Election of Directors,” “Security Ownership of Certain Beneficial Owners and Management,”  “Our Executive Officers,” “Executive Compensation” and “Transactions with Related Parties, Founders and Control Persons,” and in Green Dot’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 3, 2025 (and available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0001386278/000138627825000009/gdot-20241231.htm), and in other documents subsequently filed by Green Dot with the SEC, which can be obtained free of charge through the website maintained by the SEC at http://www.sec.gov. Any changes in the holdings of Green Dot’s securities by Green Dot’s directors or executive officers from the amounts described in the Green Dot 2025 Proxy have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3 or on Statements of Change in Ownership on Form 4 filed with the SEC subsequent to the filing date of the Green Dot 2025 Proxy and are available at the SEC’s website at www.sec.gov. Additional information regarding the interests of such participants will be included in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC.

No Offer or Solicitation

This communication relates to the proposed transactions and is for informational purposes only and is not intended to, and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Footnotes
1 Assumes stock consideration value of ~$6.12 - $11.07 per share or ~$355mm  - $642mm in aggregate in stock of CommerceOne issued to Green Dot shareholders based on 0.2215x exchange ratio. Assumes June 30, 2026, transaction close for illustrative purposes. Please refer to the investor presentation materials for additional information

2 Green Dot Bank also operates under the following registered trade names: GO2bank, GoBank and Bonneville Bank. All of these registered trade names are used by, and refer to, a single FDIC-insured bank, Green Dot Bank. Deposits under any of these trade names are deposits with Green Dot Bank and are aggregated for deposit insurance coverage up to the allowable limits.

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Media Contact:
Alison Lubert
alubert@greendotcorp.com